AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                              VARIABLE ACCOUNT I
                             GROUP AND INDIVIDUAL
                          VARIABLE ANNUITY CONTRACTS

                             VARIABLE ACCOUNT II
                             GROUP AND INDIVIDUAL
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED APRIL 30, 2012
                       TO PROSPECTUSES AS SUPPLEMENTED


     American General Life Insurance Company of Delaware ("AGL of Delaware") is amending its group and individual variable annuity contract prospectuses and group and individual variable universal life insurance policy prospectuses for the sole purpose of providing notice of the upcoming merger of AGL of Delaware with and into an affiliated life insurance company.

     On December 31, 2012, AGL of Delaware intends to merge with and into American General Life Insurance Company ("AGL"), with AGL being the surviving insurance company. AGL is an affiliate of AGL of Delaware and is also an indirect, wholly owned subsidiary of American International Group, Inc. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments. In addition, we will file new registration statements with the Securities and Exchange Commission changing the issuer of your contract or policy to AGL.

     On the effective date of merger, the variable accounts will be separate accounts of AGL, and the commitments under the contracts or policies originally issued by AGL of Delaware will be those of AGL. Your rights and obligations under your contract or policy will not change after the merger is complete.